UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5785
                                                     --------

                    Colonial Investment Grade Municipal Trust
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                      ------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-772-3698
                                                           --------------

                   Date of fiscal year end: November 30, 2005
                                            ------------------

                   Date of reporting period: November 30, 2005
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
COLONIAL INVESTMENT GRADE MUNICIPAL TRUST                        ANNUAL REPORT
--------------------------------------------------------------------------------

NOVEMBER 30, 2005

------------------------------
 Not FDIC |  May Lose Value
           -------------------
 Insured  |  No Bank Guarantee
------------------------------

President's Message

The views expressed in the President's Letter and Portfolio Manager's Report reflect current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Colonial Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Colonial Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Dear Shareholder:

The US financial markets withstood a host of unfavorable factors to deliver a year of positive investment returns. Record energy prices took a significant bite out of household budgets and raised operating costs for industry. Higher short-term interest rates made borrowing more expensive. Two catastrophic hurricanes exacted an enormous personal toll from Americans living in the Gulf
Coast: the storms claimed lives, disrupted energy flows and dealt a sharp blow to local job markets. Yet, the US economy moved ahead at a healthy pace during the 12-month period that began December 1, 2004 and ended November 30, 2005.

FIXED INCOME MARKETS DELIVERED MODEST GAINS

In this environment, the US fixed income markets delivered positive but modest returns. Short-term interest rates rose steadily as the Federal Reserve Board raised a key intrabank lending rate. Longer-term rates remained low during most of the year. However, the yield on the 10-year US Treasury note, a bellwether for the bond market edged up to 4.5% by the end of this reporting period. In this environment, most domestic bond market sectors delivered low single-digit returns. Generally, high-yield bonds continued to perform well despite a setback in the spring, when bonds of certain high profile companies were downgraded. However, municipal bonds generally performed better than high yield bonds--even before accounting for their tax-exempt status--as state revenues increased and budgets stabilized.

In the pages that follow, your fund's manager discusses key factors that influenced performance. We urge you to read this report carefully and discuss any questions you might have with your financial advisor.

As always, we thank you for choosing Colonial Funds.

Sincerely,


/s/ Christopher L. Wilson

Christopher L. Wilson
President, Columbia Funds

Christopher L. Wilson is Head of Mutual Funds for Columbia Management and President of Columbia Funds, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services.

Chris joined Bank of America in August 2004.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

For the 12-month period ended November 30, 2005, Colonial Investment Grade Municipal Trust generated a total return of 10.68%, based on its market price. The trust returned 6.19%, based on investment at net asset value. This was slightly lower than the average return of the Lipper General Municipal Debt Funds (Leveraged) Category, which was 6.61% for the same period. 1 The trust benefited from its relatively shorter duration in the second half of the period, which we believe made it less sensitive to interest rate changes than its peers. Duration is a measure of interest rate sensitivity. An above-average stake in lower quality, higher-yielding bonds also helped performance.

The trust lost some ground relative to its peer group because of a sizable investment in non-callable bonds with lower yields. The trust also had less exposure than many of its peers to airline and tobacco bonds, which hampered returns as these sectors rallied even more than other high-yield sectors in the first half of the period. Most of the trust's underperformance occurred in the first half of the year. The trust made up some ground in the second half of the year.

ECONOMIC GROWTH AIDED MUNI BOND MARKET

Municipal bonds benefited as an improving economy helped boost tax revenues. Lower quality issues posted the biggest gains, as the yield difference between lower quality and higher quality bonds continued to narrow--the yields on lower quality bonds dropped more, so the prices rose more than higher quality bonds. During the first half of the period, yields fell on municipal issues with maturities of 10 years or longer, then climbed modestly in the second half of the period, while yields on short-term municipal bonds rose sharply as the Federal Reserve Board (the Fed) boosted the federal funds rate -- the overnight rate at which banks lend each other money.

GAINS FROM LOWER QUALITY, HIGHER-YIELDING BONDS

High-yield bonds were among the trust's standouts, including US Airways, Inc. bonds (0.4% of total investments) 2, which benefited as the airline emerged from bankruptcy in September and merged with America West Airlines, Inc. (which was not in the portfolio). In addition, hospital bonds helped performance in the first half of the period, while housing bonds did well in the second half.

DISAPPOINTMENTS FROM LOWER COUPON ISSUES

The trust had above-average stakes in non-callable municipal bonds, which cannot be redeemed by the issuer before their due date, and zero coupon municipal bonds ("zeros"), which are long-term bonds that make no periodic interest payment and are bought at a deep discount to face value. Non-callable bonds fell from investor favor during the first half of the period and detracted from performance. Zeros trailed the market because they tend to be very sensitive to interest rate changes and the market began anticipating higher rates. The more sensitive a bond is to interest rate changes, the more its price will fall as interest rates rise, or -- conversely -- rise as interest rates fall. We trimmed the trust's stake in both non-callable bonds and zeros, but remained overweight in each sector.

(Sidebar)

PRICE PER SHARE
AS OF 11/30/05 ($)

Market price                                         10.40
-----------------------------------------------------------
Net asset value                                      11.16
-----------------------------------------------------------

1-YEAR TOTAL RETURN
AS OF 11/30/05 (%)*

Market price                                         10.68
-----------------------------------------------------------
Net asset value                                       6.19
-----------------------------------------------------------
Lipper General Municipal
Debt Funds (Leveraged)
Category average                                      6.61
-----------------------------------------------------------
All results shown assume reinvestment of distributions.

DISTRIBUTIONS DECLARED
PER COMMON SHARE
12/01/04-11/30/05 ($)

                                                      0.66
-----------------------------------------------------------
A portion of the trust's income may be subject to the alternative minimum tax. The trust may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the trust's ordinary income, and any market discount is taxable when distributed.

TOP 5 SECTORS
AS OF 11/30/05 (%)

Local general obligations                             10.5
-----------------------------------------------------------
Hospitals                                              9.8
-----------------------------------------------------------
State appropriated                                     7.6
-----------------------------------------------------------
Investor owned                                         7.2
-----------------------------------------------------------
Multi-family                                           6.3
-----------------------------------------------------------

QUALITY BREAKDOWN
AS OF 11/30/05 (%)

AAA                                                   44.2
-----------------------------------------------------------
AA                                                    11.9
-----------------------------------------------------------
A                                                      8.4
-----------------------------------------------------------
BBB                                                   18.6
-----------------------------------------------------------
BB                                                     2.2
-----------------------------------------------------------
B                                                      0.7
-----------------------------------------------------------
Non-rated                                             12.8
-----------------------------------------------------------
Cash equivalents                                       1.2
-----------------------------------------------------------

Sector and quality breakdowns are calculated as a percentage of total investments and net assets, respectively. Ratings shown in the quality breakdowns represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings, Ltd. Ratings are relative and subjective and are not absolute standards of quality. The trust's credit quality does not remove market risk. The majority of the bonds that are non-rated are considered by the advisor to be of non-investment grade quality.

Because the trust is actively managed, there is no guarantee that the trust will continue to invest in these sectors or maintain these quality breakdowns in the future.

_____________________
1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2 Holdings are discussed as of November 30, 2005, and are subject to change.

*     See page 23 for the long term returns based on market price.

                                                                             | 1

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT (CONTINUED)
--------------------------------------------------------------------------------

MANAGING THE TRUST'S DIVIDEND YIELD

We continued to look for opportunities to improve the trust's income, which aided performance as interest rates rose and bond prices fell during the second half of the period. At the end of November 2005, about 19% of the trust's assets were in BBB-rated securities, compared to 15% a year earlier. About 13% of the trust's assets were in non-rated bonds at period end, compared to 11% a year before. Bonds that are not rated by the credit ratings agencies tend to have higher yields because they are often lower quality. However, the trust's dividend yield declined over the 12-month period, as rising short-term interest rates eroded some of the income the trust derives from leverage. The trust's leverage comes from its preferred shares, which were issued in 1999 to allow the trust to borrow against its underlying investments. We invest the proceeds from the preferred shares in longer maturity, higher-yielding bonds, and then pay out to preferred shareholders a short-term rate influenced by the federal funds rate. As the federal funds rate climbed, the payout rate to preferred shareholders rose, reducing the income available to the common shareholders. We believe that the trust's leverage continued to give the common shareholders a higher dividend payment than would have been available without it.

EXPECTATIONS FOR STABLE LONG-TERM YIELDS

With economic growth remaining strong at period end, we think the Fed is likely to continue raising short-term interest rates. We believe that higher short-term interest rates have the potential to mute inflation expectations, benefiting longer-maturity bonds whose yields reflect an inflation premium. Yields on long-term bonds have the potential to remain reasonably stable, while higher-yielding bonds may continue to generate strong returns.


/s/ Maureen G. Newman

Maureen G. Newman has been the portfolio manager of Colonial Investment Grade Municipal Trust since January 2002. Ms. Newman has managed various other municipal funds for Columbia Management Advisors, LLC or its predecessors or affiliate organizations since May 1996.

SHARES OF CLOSED-END FUNDS FREQUENTLY TRADE AT A DISCOUNT TO NET ASSET VALUE. THE PRICE OF THE TRUST'S SHARES IS DETERMINED BY A NUMBER OF FACTORS, SEVERAL OF WHICH ARE BEYOND THE CONTROL OF THE TRUST. THEREFORE, THE TRUST CANNOT PREDICT WHETHER ITS SHARES WILL TRADE AT, BELOW OR ABOVE NET ASSET VALUE.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the trust shares will be affected by interest rate changes and the creditworthiness of issues held in the trust. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

2 |

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

November 30, 2005

MUNICIPAL BONDS - 141.9%                              PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
EDUCATION - 10.7%
EDUCATION - 7.1%
FL Broward County Educational
   Facilities Authority,
   Nova Southeastern University,
   Series 2004 B,
      5.500% 04/01/24                                 155,000           161,398
IL Chicago State University,
   Series 1998,
   Insured: MBIA
      5.500% 12/01/23                               1,085,000         1,238,191
MN University of Minnesota,
   Series 1996 A:
      5.500% 07/01/21                               2,000,000         2,256,560
      5.750% 07/01/14                                 500,000           568,095
PA Higher Education Facilities Authority,
   Philadelphia University,
   Series 2004 A,
      5.125% 06/01/25                                 500,000           499,080
TN Metropolitan Government, Nashville
   & Davidson County, Health &
   Educational Facilities Board,
   Meharry Medical College Project,
   Refunding,
   Series 1996,
   Insured: AMBAC
      6.000% 12/01/16                               1,575,000         1,813,739
TX Texas Tech University,
   Series 1999,
   Insured: AMBAC
      5.000% 02/15/29                               2,500,000         2,566,850
                                                                 --------------
                                              Education Total         9,103,913
                                                                 --------------

PREP SCHOOL - 1.1%
MA Industrial Finance Agency,
   Tabor Academy,
   Series 1998,
      5.400% 12/01/28                               1,000,000         1,021,860
NH Business Finance Authority,
   Proctor Academy,
   Series 1998 A,
      5.400% 06/01/17                                 365,000           375,698
                                                                 --------------
                                            Prep School Total         1,397,558
                                                                 --------------

STUDENT LOAN - 2.5%
CT Higher Education Supplemental
   Loan Authority, Senior Family
   Education Loan Program,
   Series 2005 A, AMT,
   Insured: MBIA
      4.250% 11/15/19                               1,700,000         1,664,895

                                                      PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
NE Nebhelp, Inc.,
   Series 1993 A-6, AMT,
   Insured: MBIA
      6.450% 06/01/18                               1,500,000         1,535,595
                                                                 --------------
                                           Student Loan Total         3,200,490
                                                                 --------------
                                              EDUCATION TOTAL        13,701,961
                                                                 --------------

-------------------------------------------------------------------------------
HEALTH CARE - 25.2%
CONTINUING CARE RETIREMENT - 6.9%
CA La Verne,
   Brethren Hillcrest Homes,
   Series 2003 B,
      6.625% 02/15/25                                 350,000           380,947
CO Health Facilities Authority,
   Covenant Retirement Communities, Inc.,
   Series 2005 B,
      5.000% 12/01/16                                 860,000           880,537
CT Development Authority,
   Elim Park Baptist Home, Inc.,
   Series 2003,
      5.750% 12/01/23                                 250,000           262,410
FL Capital Projects Finance Authority,
   Glenridge on Palmer Ranch,
   Series 2002 A,
      8.000% 06/01/32                                 500,000           554,660
FL Lee County Industrial Development
   Authority, Shell Point Village Project,
   Series 1999 A,
      5.500% 11/15/29                                 175,000           176,320
GA Fulton County Residential
   Care Facilities Authority, Canterbury
   Court Project,
   Series 2004 A,
      6.125% 02/15/34                                 250,000           252,412
GA Savannah Economic Development
   Authority, Marshes of Skidaway,
   Series 2003 A,
      7.400% 01/01/24                                 250,000           265,227
IL Health Facilities Authority:
   Lutheran Senior Ministries, Inc.,
   Series 2001 A,
      7.375% 08/15/31                                 250,000           264,897
   Washington & Jane Smith Community,
   Series 2003 A,
      7.000% 11/15/32                                 250,000           261,760
MD Westminster Economic Development
   Authority, Carroll Lutheran Village, Inc.,
   Series 2004 A,
      5.875% 05/01/21                                 500,000           513,915
MO Cole County Industrial Development
   Authority, Lutheran Senior Services,
   Heisinger Project, Series 2004,
      5.500% 02/01/35                                 500,000           516,460
NC Medical Care Commission,
   United Methodist Retirement Home, Inc.,
   Series 2005 C,
      5.250% 10/01/24                                 250,000           250,308

See Accompanying Notes to Financial Statements.                              | 3

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

MUNICIPAL BONDS (CONTINUED)                           PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
CONTINUING CARE RETIREMENT (CONTINUED)
NJ Economic Development Authority:
   Lions Gate,
   Series 2005 A:
      5.750% 01/01/25                                 310,000           315,574
      5.875% 01/01/37                                 100,000           101,304
   Winchester Gardens,
   Series 2004 A:
      5.750% 11/01/24                                 350,000           365,613
      5.800% 11/01/31                                 250,000           258,350
PA Chartiers Valley Industrial &
   Commercial Development Authority,
   Friendship Village/South,
   Series 2003 A,
      5.250% 08/15/13                                 500,000           509,575
PA Delaware County Authority,
   Dunwoody Village,
   Series 2003 A,
      5.375% 04/01/17                                 250,000           262,885
PA Montgomery County Industrial
   Development Authority, Whitemarsh
   Continuing Care Retirement Community,
   Series 2005:
      6.125% 02/01/28                                 200,000           208,820
      6.250% 02/01/35                                 300,000           313,698
TN Johnson City Health & Educational
   Facilities Authority, Appalachian Christian
   Village Project,
   Series 2004 A,
      6.250% 02/15/32                                 250,000           251,945
TN Shelby County Health, Educational
   & Housing Facilities Board,
   Germantown Village,
   Series 2003 A,
      7.250% 12/01/34                                 150,000           157,119
TX Abilene Health Facilities
   Development Corp., Sears Methodist
   Retirement Center,
   Series 2003 A,
      7.000% 11/15/33                                 500,000           537,680
VA Virginia Beach Development Authority,
   Westminster-Canterbury of Hampton,
   Series 2005,
      5.250% 11/01/26                                 300,000           303,447
VA Winchester Industrial Development
   Authority, Westminster-Canterbury,
   Series 2005 A,
      5.300% 01/01/35                                 250,000           250,455
WI Health & Educational
   Facilities Authority:
   Eastcastle Place, Inc.,
   Series 2004,
      6.125% 12/01/34                                 150,000           151,985
   Three Pillars Senior Living Communities,
      Series 2003,
      5.600% 08/15/23                                 300,000           307,476
                                                                 --------------
                             Continuing Care Retirement Total         8,875,779
                                                                 --------------

                                                      PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
HEALTH SERVICES - 0.4%
CO Health Facilities Authority,
   National Jewish Medical & Research Center,
   Series 1998 B,
   5.375% 01/01/29                                    250,000           250,305
MA Health & Educational Facilities Authority,
   Civic Investments, Inc.,
   Series 2002 A,
      9.000% 12/15/15                                 250,000           303,875
                                                                 --------------
                                        Health Services Total           554,180
                                                                 --------------

HOSPITALS - 14.3%
AR Washington County,
   Washington Regional Medical Center,
   Series 2005 B,
      5.000% 02/01/30                                 400,000           395,000
CA Health Facilities Financing Authority,
   Catholic Healthcare West,
   Series 2004 I,
      4.950% 07/01/26                                 200,000           209,170
CA Rancho Mirage Joint Powers
   Financing Authority,
   Eisenhower Medical Center,
   Series 2004,
      5.625% 07/01/29                               1,000,000         1,041,020
CA Statewide Communities Development
   Authority, Kaiser Permanente,
   Series 2004 I,
      3.450% 04/01/35                                 250,000           242,275
CA Turlock Health Facility Revenue,
   Emanuel Medical Center, Inc.,
   Series 2004,
      5.375% 10/15/34                                 500,000           504,460
CO Health Facilities Authority:
   Evangelical Lutheran Good
   Samaritan Foundation,
   Series 2005,
      5.000% 06/01/35                                 125,000           124,923
   Parkview Medical Center,
   Series 2004,
      5.000% 09/01/25                                 250,000           251,738
   Vail Valley Medical Center Project,
   Series 2004,
      5.000% 01/15/20                                 250,000           255,127
DE Health Facilities Authority,
   Beebe Medical Center,
   Series 2004 A,
      5.000% 06/01/16                                 500,000           517,430
FL Orange County Health Facilities
   Authority, Orlando Regional
   Healthcare System:
   Series 1996 C,
   Insured: MBIA
      6.250% 10/01/13                                 720,000           829,318
   Series 1999 E,
      6.000% 10/01/26                                 175,000           183,661
   Series 2002,
      5.750% 12/01/32                                 150,000           158,117

4 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

MUNICIPAL BONDS (CONTINUED)                           PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
HOSPITALS (CONTINUED)
FL South Broward Hospital District,
   Series 2002,
      5.625% 05/01/32                               1,000,000         1,060,550
IL Development Finance Authority,
   Adventist Health System,
   Series 1999,
      5.500% 11/15/20                                 900,000           937,836
IL Southwestern Development Authority,
   Anderson Hospital,
   Series 1999,
      5.375% 08/15/15                                 380,000           392,673
IN Health Facility Financing Authority,
   Community Foundation of Northwest
   Indiana, Inc.,
   Series 2004 A,
      6.000% 03/01/34                                 150,000           157,598
KS University Hospital Authority,
   Kansas University Health System,
   Series 2002,
      5.625% 09/01/32                                 500,000           527,430
LA Public Facilities Authority,
   Touro Infirmary,
   Series 1999 A,
      5.625% 08/15/29                                 500,000           484,375
MA Health & Educational Facilities
   Authority:
   Milford-Whitinsville
   Regional Hospital,
   Series 1998 C,
      5.750% 07/15/13                                 500,000           517,660
   South Shore Hospital,
   Series 1999 F,
      5.750% 07/01/29                               1,000,000         1,061,740
MD Health & Higher Educational Facilities
   Authority, Adventist Healthcare,
   Series 2003 A:
      5.000% 01/01/16                                 250,000           254,312
      5.750% 01/01/25                                 250,000           262,332
MI Hospital Finance Authority,
   Oakwood Obligated Group,
   Series 2003,
      5.500% 11/01/18                                 400,000           427,016
MN St. Paul Housing & Redevelopment
   Authority, HealthEast, Inc.:
   Series 1997 A,
      5.700% 11/01/15                                 250,000           257,555
   Series 2005,
      5.150% 11/15/20                                 250,000           252,865
MT Facilities Finance Authority,
   Montana's Children's Home
   and Hospital,
   Series 2005 B,
      4.750% 01/01/24                                 250,000           250,540

                                                      PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
NH Higher Educational &
   Health Facilities Authority,
   Catholic Medical Center,
   Series 2002,
      6.125% 07/01/32                                 500,000           528,335
NJ Health Care Facilities Authority,
   Capital Health Systems, Inc.,
   Series 2003 A,
      5.750% 07/01/23                                 350,000           372,519
NV Henderson,
   Catholic Healthcare West:
   Series 1998,
      5.375% 07/01/26                                 250,000           255,472
   Series 1999 A,
      6.750% 07/01/20                                 500,000           567,200
NY Dormitory Authority:
   Mount Sinai Hospital, NYU
   Medical Center,
   Series 2000,
      5.500% 07/01/26                                 200,000           202,656
   Series 2000 C,
      5.500% 07/01/26                                 300,000           303,999
   North Shore - Long Island Jewish
   Medical Center,
   Series 2003,
      5.500% 05/01/33                                 100,000           104,557
OH Lakewood Hospital Improvement,
   Lakewood Hospital Association,
   Series 2003,
      5.500% 02/15/14                                 385,000           411,723
RI Health & Education Building Corp.,
   Hospital Foundation, Lifespan
   Obligated Group,
   Series 2002,
      6.375% 08/15/21                                 500,000           549,475
SC Jobs-Economic Development
   Authority, Bon Secours - St. Francis
   Medical Center, Inc.,
   Series 2002 A,
      5.500% 11/15/23                                 500,000           523,495
SC Lexington County Health Services
   District, Lexington Medical Center Project,
   Refunding,
   Series 2003,
      5.500% 11/01/23                                 500,000           525,165
SD Health & Educational Facilities
   Authority, Sioux Valley Hospital &
   Health System,
   Series 2004 A,
      5.250% 11/01/34                                 250,000           257,087
TX Comal County Health Facilities
   Development Authority,
   McKenna Memorial,
   Series 2002 A,
      6.250% 02/01/32                                 500,000           530,120

See Accompanying Notes to Financial Statements.                              | 5

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

MUNICIPAL BONDS (CONTINUED)                           PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
HOSPITALS (CONTINUED)
VA Augusta County Industrial
   Development Authority,
   Augusta Health Care, Inc.,
   Series 2003,
      5.250% 09/01/19                               1,000,000         1,071,970
WI Health & Educational Facilities
   Authority, Aurora Health Care, Inc.,
   Series 2003,
      6.400% 04/15/33                                 175,000           190,755
   Fort Healthcare, Inc.,
   Series 2004,
      5.375% 05/01/18                                 385,000           402,829
                                                                 --------------
                                              Hospitals Total        18,354,078
                                                                 --------------

INTERMEDIATE CARE FACILITIES - 0.5%
IL Development Finance Authority,
   Hoosier Care, Inc.,
   Series 1999 A,
      7.125% 06/01/34                                 460,000           421,581
MA Development Finance Agency,
   Evergreen Center, Inc.,
   Series 2005,
      5.000% 01/01/24                                 250,000           244,460
                                                                 --------------
                           Intermediate Care Facilities Total           666,041
                                                                 --------------

NURSING HOMES - 3.1%
AK Juneau,
   St. Ann's Care Center, Inc.,
   Series 1999,
      6.875% 12/01/25                                 500,000           487,400
CO Health Facilities Authority,
   Pioneer Health Care,
   Series 1989,
      10.500% 05/01/19                              1,540,000         1,237,066
DE Economic Development Authority,
   Churchman Village Project,
   Series 1991 A,
      10.000% 03/01/21                                865,000           878,719
PA Chester County Industrial
   Development Authority,
   Pennsylvania Nursing Home,
   Series 2002,
      8.500% 05/01/32                                 750,000           780,517
PA Delaware County Industrial
   Development Authority,
   Care Institute-Main Line LLC,
   Series 2005,
      9.000% 08/01/31                                 540,000           514,723
WI Health & Educational Facilities Authority,
   Metro Health Foundation, Inc.,
   Series 1993,
      11.000% 11/01/22(a)                             966,819                97
                                                                 --------------
                                          Nursing Homes Total         3,898,522
                                                                 --------------
                                            HEALTH CARE TOTAL        32,348,600
                                                                 --------------

                                                      PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
HOUSING - 11.9%
ASSISTED LIVING / SENIOR - 1.1%
NC Medical Care Commission
   Health Care Facilities,
   DePaul Community Facilities,
   Series 1998,
      6.125% 01/01/28                                 500,000           465,285
NY Suffolk County Industrial
   Development Agency,
   Gurwin-Jewish Phase II,
   Series 2004,
      6.700% 05/01/39                                 500,000           517,675
TX Bell County Health Facility
   Development Corp.,
   Care Institute, Inc.,
   Series 1994,
      9.000% 11/01/24                                 450,000           428,081
                                                                 --------------
                               Assisted Living / Senior Total         1,411,041
                                                                 --------------

MULTI - FAMILY - 7.8%
DC Housing Finance Agency,
   Henson Ridge,
   Series 2004 E, AMT,
   Insured: FHA
      5.100% 06/01/37                                 500,000           505,465
FL Broward County Housing
   Finance Authority, Chaves
   Lake Apartment Project,
   Series 2000 A, AMT,
      7.500% 07/01/40                                 500,000           501,110
FL Clay County Housing
   Finance Authority,
   Madison Commons Apartments,
   Series 2000 A, AMT,
      7.450% 07/01/40                                 250,000           251,265
MA Housing Finance Agency:
   Series 2004 A, AMT,
   Insured: FSA
      5.250% 07/01/25                               2,000,000         2,045,080
   Series 2005 B,
      5.000% 06/01/30                                 455,000           465,114
   Series 2005 E, AMT,
      5.000% 12/01/28                                 250,000           250,000
ME Housing Authority,
   Series 2005 A-2, AMT,
   4.950% 11/15/27                                    500,000           500,330
MN White Bear Lake,
   Birch Lake Townhome Project:
   Series 1989 A, AMT,
      10.250% 07/15/19                                775,000           736,250
   Series 1989 B, AMT,
      (b) 07/15/19                                    668,000           210,447
Munimae TE Bond Subsidiary LLC,
   Series C-3, AMT,
      5.500% 11/29/49                               1,000,000         1,002,860

6 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

MUNICIPAL BONDS (CONTINUED)                           PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
HOUSING (CONTINUED)
MULTI - FAMILY (CONTINUED)
NC Medical Care Commission,
   ARC Projects,
   Series 2004 A,
      5.800% 10/01/34                                 305,000           312,552
NJ Middlesex County
   Improvement Authority,
   Street Student Housing Project,
   Series 2004 A,
      5.000% 08/15/18                                 300,000           308,727
NM Mortgage Finance Authority,
   Series 2005 E, AMT,
   Insured: FHA
      4.800% 09/01/40                                 500,000           482,520
NY New York City Housing
   Development Corp.,
   Series 2005 F-1,
      4.650% 11/01/25                                 500,000           509,945
OH Montgomery County Multifamily;
   Housing Revenue,
   Series 2005,
      4.950% 11/01/35                                 250,000           250,185
Resolution Trust Corp.,
   Pass-Through Certificates,
   Series 1993 A,
      8.500% 12/01/16                                 227,741           223,345
TN Chattanooga Health, Educational
   & Housing Facility Board,
   CDFI Phase I LLC Project,
   Series 2005 A,
      5.000% 10/01/25                                 500,000           491,325
WA Tacoma Housing Authority,
   Redwood,
   Series 2005, AMT,
   Insured: GNMA
      5.050% 11/20/37                               1,040,000         1,046,053
                                                                 --------------
                                         Multi - Family Total        10,092,573
                                                                 --------------

SINGLE - FAMILY - 3.0%
CO Housing Finance Authority,
   Series 2000 B-2, AMT,
      7.250% 10/01/31                                  85,000            88,775
IL Chicago,
   Series 2000 A, AMT,
   Guarantor: FNMA
      7.150% 09/01/31                                  35,000            35,535
MA Housing Finance Agency,
   Series 2005 118, AMT,
      4.850% 12/01/35                                 750,000           730,335
ME Housing Authority,
   Series 2005 D-2, AMT,
      4.800% 11/15/36                               1,500,000         1,472,205
MT Board of Housing,
   Series 2005 A, AMT,
      5.000% 06/01/36                               1,000,000         1,005,640

                                                      PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
WI Housing & Economic
   Development Authority,
   Series 2005 C, AMT,
      4.875% 03/01/36                                 500,000           487,755
                                                                 --------------
                                        Single - Family Total         3,820,245
                                                                 --------------
                                                HOUSING TOTAL        15,323,859
                                                                 --------------

-------------------------------------------------------------------------------
INDUSTRIALS - 3.1%
FOOD PRODUCTS - 1.0%
MI Strategic Fund,
   Michigan Sugar Co.,
   Carrollton Project,
   Series 1998 C, AMT,
      6.550% 11/01/25                                 250,000           235,832
NE Washington County WasteWater
   Facilities Authority,
   Cargill, Inc.,
   Series 2002, AMT,
      5.900% 11/01/27                               1,000,000         1,076,530
                                                                 --------------
                                          Food Products Total         1,312,362
                                                                 --------------

FOREST PRODUCTS & PAPER - 1.1%
AL Camden Industrial
   Development Board,
   Weyerhaeuser Co.,
   Series 2003 B, AMT,
      6.375% 12/01/24                                 275,000           299,593
AR Camden Environmental
   Improvement Authority,
   International Paper Co.,
   Series 2004 A, AMT,
      5.000% 11/01/18                                 500,000           492,965
FL Escambia County Environmental
   Improvement Revenue,
   International Paper Co.,
   Series 2003 A, AMT,
      5.750% 11/01/27                                 250,000           256,050
MS Lowndes County,
   Weyerhaeuser Co. Project,
   Series 1992 B,
      6.700% 04/01/22                                 325,000           387,247
                                                                 --------------
                                Forest Products & Paper Total         1,435,855
                                                                 --------------

MANUFACTURING - 0.2%
MO Development Finance Board,
   Procter & Gamble Co.,
   Series 1999, AMT,
      5.200% 03/15/29                                 250,000           267,933
                                                                 --------------
                                          Manufacturing Total           267,933
                                                                 --------------

OIL & GAS - 0.8%
NJ Middlesex County
   Pollution Control Authority,
   Amerada Hess Corp.,
   Series 2004,
      6.050% 09/15/34                                 175,000           184,293

See Accompanying Notes to Financial Statements.                              | 7

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

MUNICIPAL BONDS (CONTINUED)                           PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)
OIL & GAS (CONTINUED)
NV Clark County Industrial
   Development Authority,
   Southwest Gas Corp.,
   Series 2003 E, AMT,
      5.800% 03/01/38                                 250,000           267,112
TX Gulf Coast Industrial
   Development Authority,
   Citgo Petroleum,
   Series 1998, AMT,
      8.000% 04/01/28                                 250,000           281,020
VI Public Finance Authority,
   Hovensa LLC,
   Series 2003, AMT,
      6.125% 07/01/22                                 200,000           218,488
                                                                 --------------
                                              Oil & Gas Total           950,913
                                                                 --------------
                                            INDUSTRIALS TOTAL         3,967,063
                                                                 --------------

-------------------------------------------------------------------------------
OTHER - 9.6%
POOL / BOND BANK - 1.4%
KS Development Finance Authority,
   Water Pollution Control,
   Series 2001,
      5.500% 11/01/17                               1,125,000         1,271,160
OH Summit County Port Authority,
   Seville Project,
   Series 2005 A,
      5.100% 05/15/25                                 500,000           498,765
                                                                 --------------
                                       Pool / Bond Bank Total         1,769,925
                                                                 --------------

REFUNDED / ESCROWED (c) - 7.1%
CA Golden State Tobacco
   Securitization Corp.,
   Series 2003 B,
   Pre-refunded 06/01/13,
      5.500% 06/01/43                                 500,000           553,420
CO Highlands Ranch Metropolitan
   District No. 2,
   Series 1996,
   Escrowed to Maturity,
   Insured: FSA
      6.500% 06/15/11                                 725,000           828,001
FL Orange County Health
   Facilities Authority,
   Orlando Regional Healthcare System,
   Series 1996 C,
   Escrowed to Maturity,
   Insured: MBIA
      6.250% 10/01/13                               1,740,000         2,023,898
IL Health Facilities Authority,
   Swedish American Hospital,
   Series 2000,
   Pre-refunded 05/15/10,
      6.875% 11/15/30                                 500,000           563,890

                                                      PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
MA Development Finance Agency,
   Western New England College,
   Series 2002,
   Pre-refunded 12/01/12,
      6.125% 12/01/32                                 315,000           360,678
MD Health & Higher Educational
   Facilities Authority,
   University of Maryland Medical System,
   Series 2000,
   Pre-refunded 07/01/10
      6.750% 07/01/30                                 250,000           285,473
MI Garden City School District,
   Series 2001,
   Pre-refunded 05/01/11
   Insured: Q-SBLF
      5.500% 05/01/16                                 325,000           351,491
MO Health & Educational
   Facilities Authority,
   Central Institute for the Deaf,
   Series 1999,
   Pre-refunded 01/01/10
   Insured: RAD
      5.850% 01/01/22                                 600,000           650,994
NC Lincoln County,
   Lincoln County Hospital,
   Series 1991,
   Escrowed to Maturity,
      9.000% 05/01/07                                  45,000            47,097
NC Municipal Power Agency,
   Catawba No. 1,
   Series 1986,
   Escrowed to Maturity,
      5.000% 01/01/20                               1,670,000         1,818,129
NY Convention Center Operating Corp.,
   Yale Building Project,
   Series 2003,
      (b) 06/01/08                                    700,000           641,928
NY New York City,
   Series 1996 A,
   Pre-refunded 08/01/06,
      7.000% 08/01/07                                  80,000            83,191
TN Shelby County Health,
   Educational & Housing Facilities Board,
   Open Arms Development Centers:
   Series 1992 A,
   Pre-refunded 08/01/07,
      9.750% 08/01/19                                 390,000           443,551
   Series 1992 C,
   Pre-refunded 08/01/07,
      9.750% 08/01/19                                 395,000           449,237
                                                                 --------------
                                    Refunded / Escrowed Total         9,100,978
                                                                 --------------

8 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

MUNICIPAL BONDS (CONTINUED)                           PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
OTHER (CONTINUED)
TOBACCO - 1.1%
CA Golden State Tobacco
   Securitization Corp.,
   Series 2003 A-1,
      6.250% 06/01/33                                 750,000           813,907
SC Tobacco Settlement
   Financing Corp.,
   Series 2001 B,
      6.375% 05/15/28                                 400,000           421,016
WI Badger Tobacco Asset
   Securitization Corp.,
   Series 2002,
      6.375% 06/01/32                                 250,000           265,905
                                                                 --------------
                                                Tobacco Total         1,500,828
                                                                 --------------
                                                  OTHER TOTAL        12,371,731
                                                                 --------------

-------------------------------------------------------------------------------
OTHER REVENUE - 2.6%
HOTELS - 0.6%
MA Boston Industrial Development
   Finance Authority,
   Crosstown Center Project,
   Series 2002, AMT,
      6.500% 09/01/35                                 285,000           283,210
NJ Middlesex County
   Improvement Authority,
   Heldrich Associates LLC,
   Series 2005 B,
      6.250% 01/01/37                                 500,000           492,645
                                                                 --------------
                                                 Hotels Total           775,855
                                                                 --------------

RECREATION - 1.2%
CA Cabazon Band Mission Indians,
   Series 2004:
      8.375% 10/01/15                                 105,000           107,148
      8.750% 10/01/19                                 390,000           397,952
DC District of Columbia,
   Smithsonian Institute,
   Series 1997,
      5.000% 02/01/28                               1,000,000         1,011,900
                                                                 --------------
                                             Recreation Total         1,517,000
                                                                 --------------

RETAIL - 0.8%
MN International Falls,
   Boise Cascade Corp. Project,
   Series 1999, AMT,
      6.850% 12/01/29                                 500,000           536,960
NY New York City Industrial
   Development Agency,
   IAC/Interactive Corp.,
   Series 2005,
      5.000% 09/01/35                                 500,000           496,515
                                                                 --------------
                                                 Retail Total         1,033,475
                                                                 --------------
                                          OTHER REVENUE TOTAL         3,326,330
                                                                 --------------

                                                      PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
RESOURCE RECOVERY - 3.0%
DISPOSAL - 1.2%
IL Development Finance Authority,
   Waste Management, Inc.,
   Series 1997, AMT,
      5.050% 01/01/10                                 500,000           517,305
MI Strategic Fund,
   Waste Management, Inc.,
   Series 1995, AMT,
      5.200% 04/01/10                                 500,000           520,910
OH Solid Waste,
   Republic Services,
   Series 2004, AMT,
      4.250% 04/01/33                                 500,000           484,265
                                                                 --------------
                                               Disposal Total         1,522,480
                                                                 --------------
RESOURCE RECOVERY - 1.8%
MA Industrial Finance Agency,
   Ogden Haverhill Project,
   Series 1998 A, AMT,
      5.450% 12/01/12                               1,250,000         1,272,138
PA Delaware County Industrial
   Development Authority, BFI,
   Series 1997 A,
      6.100% 07/01/13                               1,000,000         1,058,930
                                                                 --------------
                                      Resource Recovery Total         2,331,068
                                                                 --------------
                                      RESOURCE RECOVERY TOTAL         3,853,548
                                                                 --------------

-------------------------------------------------------------------------------
TAX - BACKED - 47.9%
LOCAL APPROPRIATED - 5.0%
CA Compton,
   Civic Center & Capital Improvements,
   Series 1997 A,
      5.500% 09/01/15                                 500,000           518,385
CA Los Angeles County,
   Series 1999 A,
   Insured: AMBAC
      (b) 08/01/21                                  2,135,000         1,013,783
MN Andover Economic
   Development Authority,
   Andover Community Center,
   Series 2004,
      5.000% 02/01/19                                 600,000           620,280
MN Hibbing Economic
   Development Authority,
   Series 1997,
      6.400% 02/01/12                                 335,000           339,385
MO St. Louis Industrial
   Development Authority,
   St. Louis Convention Center,
   Series 2000,
   Insured: AMBAC
      (b) 07/15/18                                    300,000           169,368

See Accompanying Notes to Financial Statements.                              | 9

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

MUNICIPAL BONDS (CONTINUED)                           PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
TAX - BACKED (CONTINUED)
LOCAL APPROPRIATED (CONTINUED)
SC Berkeley County School District,
   Series 2003,
      5.000% 12/01/28                                 500,000           502,290
SC Dorchester County School
   District No. 2,
   Series 2004,
      5.250% 12/01/29                                 250,000           255,943
SC Lancaster Educational
   Assistance Program,
   Lancaster County School District,
   Series 2004,
      5.000% 12/01/26                                 550,000           551,182
SC Laurens County School
   District No. 55,
   Series 2005,
      5.250% 12/01/30                                 350,000           355,996
SC Newberry County School
   District Project,
   Series 2005,
      5.000% 12/01/30                                 350,000           349,010
TX Houston Independent School District,
   Series 1998 A,
   Insured: AMBAC
      (b) 09/15/13                                  2,500,000         1,797,650
                                                                 --------------
                                     Local Appropriated Total         6,473,272
                                                                 --------------

LOCAL GENERAL OBLIGATIONS - 15.3%
CA Modesto High School District,
   Series 2002 A,
   Insured: FGIC
      (b) 08/01/19                                  1,350,000           718,268
CA Pomona Unified School District,
   Series 2000 A,
   Insured: MBIA
      6.450% 08/01/22                               1,000,000         1,246,800
CA Vallejo City Unified School District,
   Series 2002 A,
   Insured: MBIA
      5.900% 08/01/25                               2,000,000         2,351,960
CA West Contra Costa Unified
   School District,
   Series 2001 B,
   Insured: MBIA
      6.000% 08/01/24                                 250,000           301,985

                                                      PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
CO Highlands Ranch Metropolitan
   District No. 2,
   Series 1996,
   Insured: FGIC
      6.500% 06/15/11                                 650,000           742,976
IL Chicago:
   Series 1996 A-2,
   Insured: AMBAC
      6.250% 01/01/14                               1,480,000         1,710,273
   Series 1999,
   Insured: FGIC
      5.500% 01/01/23                               1,000,000         1,136,290
   Series 2001 A,
   Insured: MBIA
      (b) 01/01/15                                  3,000,000         2,016,540
IL Hoffman Estates Park District,
   Series 2004,
      5.000% 12/01/16                                 500,000           523,995
IL St. Clair County Public
   Building Commission,
   Series 1997 B,
   Insured: FGIC
      (b) 12/01/13                                  2,000,000         1,432,160
IL St. Clair County,
   Series 1999,
   Insured: FGIC
      (b) 10/01/16                                  2,000,000         1,235,480
IL Will County School District No. 17,
   Series 2001,
   Insured: AMBAC
      8.500% 12/01/15                               1,400,000         1,905,736
MI St. John's Public School,
   Series 1998,
   Insured: FGIC
      5.100% 05/01/25                               1,000,000         1,093,480
NY New York City,
   Series 2003 J,
      5.500% 06/01/18                                 500,000           538,460
OH Kenston Local School District,
   Series 2003,
   Insured: MBIA
      5.000% 12/01/23                               1,000,000         1,049,860
TX Brenham,
   Series 2001,
   Insured: FSA
      5.375% 08/15/16                               1,040,000         1,119,414
TX Dallas County Flood
   Control District,
   Series 2002,
      7.250% 04/01/32                                 500,000           531,330
                                                                 --------------
                              Local General Obligations Total        19,655,007
                                                                 --------------

10 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

MUNICIPAL BONDS (CONTINUED)                           PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
TAX - BACKED (CONTINUED)
SPECIAL NON - PROPERTY TAX - 6.4%
FL Tampa Sports Authority,
   Tampa Bay Arena Project,
   Series 1995,
   Insured: MBIA
      5.750% 10/01/25                               1,000,000         1,183,230
KS Wyandotte County
   Unified Government,
   Series 2005 B,
      5.000% 12/01/20                                 100,000           102,726
NJ Economic Development Authority,
   Cigarette Tax,
   Series 2004,
      5.750% 06/15/29                                 500,000           524,030
NM Dona Ana County,
   Series 1998,
   Insured: AMBAC
      5.500% 06/01/15                               1,000,000         1,117,870
NY Local Government Assistance Corp.,
   Series 1993 E,
      5.000% 04/01/21                               3,000,000         3,209,430
NY New York City Transitional
   Finance Authority,
   Series 1998 A,
      5.000% 11/15/26                               1,960,000         2,022,681
                                                                 --------------
                             Special Non - Property Tax Total         8,159,967
                                                                 --------------

SPECIAL PROPERTY TAX - 4.1%
CA Huntington Beach Community
   Facilities District,
   Grand Coast Resort,
   Series 2001,
      6.450% 09/01/31                                 300,000           311,229
CA Lincoln Community Facilities
   District No. 2003-1,
   Series 2004,
      5.550% 09/01/18                                 500,000           522,525
CA Oakdale Public Financing Authority,
   Central City Redevelopment Project,
   Series 2004,
      5.375% 06/01/33                                 500,000           501,860
FL Celebration Community
   Development District,
   Series 2003 A,
      6.400% 05/01/34                                 245,000           257,706
FL Double Branch Community
   Development District,
   Series 2002 A,
      6.700% 05/01/34                                 330,000           354,558

                                                      PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
FL Seven Oaks Community
   Development District:
   Series 2004 A,
      5.875% 05/01/35                                 500,000           502,595
   Series 2004 B,
      5.000% 05/01/09                                 245,000           244,716
GA Atlanta Tax Allocation,
   Eastside Project,
   Series 2005 A, AMT,
      5.625% 01/01/16                                 400,000           406,720
IL Chicago,
   Pilsen Redevelopment,
   Series 2004 B,
      6.750% 06/01/22                                 610,000           631,576
IL Lincolnshire Special Services Area No. 1,
   Sedgebrook Project,
   Series 2004,
      6.250% 03/01/34                                 225,000           234,803
IL Plano Special Service Area
   No. 4 Special Tax,
   Series 2005 5-B,
      6.000% 03/01/35                                 750,000           735,855
MO Riverside,
   L-385 Levee Project,
   Series 2004,
      5.250% 05/01/20                                 500,000           509,655
                                                                 --------------
                                   Special Property Tax Total         5,213,798
                                                                 --------------

STATE APPROPRIATED - 11.1%
IN Office Building Commission,
   Women's Prison,
   Series 1995 B,
   Insured: AMBAC
      6.250% 07/01/16                               2,820,000         3,295,424
KY Property & Buildings Commission,
   Series 2001,
      5.500% 11/01/14                                 455,000           496,956
NY Dormitory Authority:
   City University,
   Series 1993 A,
      5.750% 07/01/18                               5,000,000         5,649,750
   State University,
   Series 2000 C,
   Insured: FSA
      5.750% 05/15/17                               1,000,000         1,146,680
NY Urban Development Corp.,
   Series 1995,
      5.600% 04/01/15                               1,000,000         1,107,130
UT Building Ownership Authority,
   Facilities Master Lease,
   Series 1998 C,
   Insured: FSA
      5.500% 05/15/19                               1,750,000         1,976,257

See Accompanying Notes to Financial Statements.                             | 11

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

MUNICIPAL BONDS (CONTINUED)                           PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
TAX - BACKED (CONTINUED)
STATE APPROPRIATED (CONTINUED)
WV Building Commission,
   Series 1998 A,
   Insured: AMBAC
      5.375% 07/01/18                                 500,000           552,320
                                                                 --------------
                                     State Appropriated Total        14,224,517
                                                                 --------------

STATE GENERAL OBLIGATIONS - 6.0%
CA State,
   Series 1995,
      5.750% 03/01/19                                  70,000            70,656
MA State,
   Series 1998 C,
      5.250% 08/01/17                               1,000,000         1,100,870
PR Commonwealth of Puerto Rico
   Aquaduct & Sewer Authority:
   Series 1995,
   Insured: MBIA:
      6.250% 07/01/12                               1,000,000         1,149,690
      6.250% 07/01/13                                 750,000           871,162
   Series 2001,
   Insured: FSA
      5.500% 07/01/17                               1,000,000         1,132,010
   Series 2004 A, GO,
      5.000% 07/01/30                                 300,000           311,052
   Public Improvement,
   Series 2003 A,
      5.000% 07/01/27                               1,000,000           999,960
TX State,
   Series 1999,
      5.500% 08/01/35                               2,000,000         2,111,800
                                                                 --------------
                              State General Obligations Total         7,747,200
                                                                 --------------
                                           TAX - BACKED TOTAL        61,473,761
                                                                 --------------

-------------------------------------------------------------------------------
TRANSPORTATION - 10.6%
AIR TRANSPORTATION - 2.9%
IN Indianapolis Airport Authority,
   FedEx Corp.,
   Series 2004, AMT,
      5.100% 01/15/17                                 250,000           258,355
MN Minneapolis & St. Paul
   Metropolitan Airports Commission,
   Northwest Airlines, Inc.,
   Series 2001 A, AMT,
      7.000% 04/01/25(d)                              350,000           219,768
NC Charlotte/Douglas
   International Airport,
   US Airways, Inc.:
   Series 1998, AMT,
      5.600% 07/01/27                                 500,000           333,565
   Series 2000, AMT,
      7.750% 02/01/28                                 500,000           438,875
NJ Economic Development Authority,
   Continental Airlines, Inc.,
   Series 1999, AMT,
      6.250% 09/15/19                                 900,000           778,356

                                                      PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
NY New York City
   Industrial Development
   Agency Special Facility Revenue,
   Terminal One Group-JFK
   International Airport,
   Series 2005, AMT,
      5.500% 01/01/21(e)                              250,000           263,035
NY Port Authority of New York
   & New Jersey,
   JFK International Air Terminal,
   Series 1997, AMT,
   Insured: MBIA
      6.250% 12/01/08                               1,000,000         1,067,240
TX Houston Industrial
   Development Corp.,
   United Parcel Services,
   Series 2002, AMT,
      6.000% 03/01/23                                 375,000           386,479
                                                                 --------------
                                     Air Transportation Total         3,745,673
                                                                 --------------

AIRPORTS - 0.9%
MA Port Authority,
   Series 1999, IFRN,
   Insured: FGIC
      8.245% 07/01/29                               1,000,000         1,181,100
                                                                 --------------
                                               Airports Total         1,181,100
                                                                 --------------

TOLL FACILITIES - 4.4%
CA Foothill/Eastern Transportation
   Corridor Agency,
   Series 1995 A,
      5.000% 01/01/35(f)                            1,000,000           934,660
CA San Joaquin Hills Transportation
   Corridor Agency,
   Series 1997 A,
   Insured: MBIA
      (b) 01/15/15                                  2,000,000         1,343,160
CO Northwest Parkway Public
   Highway Authority,
   Series 2001 D,
      7.125% 06/15/41                                 500,000           534,035
NH Turnpike Systems,
   Series 1991 C, IFRN,
   Insured: FGIC
      10.940% 11/01/17                              1,000,000         1,099,660
NY Thruway Authority,
   Second General Highway
   & Bridge Trust Fund,
   Series 2005 B,
   Insured: AMBAC
      5.500% 04/01/20                               1,540,000         1,759,265
                                                                 --------------
                                        Toll Facilities Total         5,670,780
                                                                 --------------

12 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

MUNICIPAL BONDS (CONTINUED)                           PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
TRANSPORTATION - 2.4%
IL Regional Transportation Authority,
   Series 1994 C,
   Insured: FGIC
      7.750% 06/01/20                               1,000,000         1,364,180
NV Department of Business & Industry,
   Las Vegas Monorail Project,
   Series 2000:
      7.375% 01/01/30                                 250,000           260,443
      7.375% 01/01/40                                 250,000           259,175
OH Toledo-Lucas County Port Authority,
   CSX Transportation, Inc.,
   Series 1992,
      6.450% 12/15/21                               1,000,000         1,139,560
                                                                 --------------
                                         Transportation Total         3,023,358
                                                                 --------------
                                         TRANSPORTATION TOTAL        13,620,911
                                                                 --------------

-------------------------------------------------------------------------------
UTILITIES - 17.3%
INDEPENDENT POWER PRODUCERS - 1.6%
MI Midland County Economic
   Development Corp.,
   Series 2000 A, AMT,
      6.875% 07/23/09                                 600,000           594,846
NY Suffolk County Industrial
   Development Authority,
   Nissequogue Cogeneration
   Partners Facilities,
   Series 1998, AMT,
      5.500% 01/01/23                                 550,000           539,825
PA Carbon City Industrial
   Development Authority,
   Panther Creek Partners Project,
   Series 2000, AMT,
      6.650% 05/01/10                                 125,000           133,776
PA Economic Development
   Financing Authority,
   Colver Project,
   Series 2005 G, AMT,
      5.125% 12/01/15                                 425,000           422,522
PR Commonwealth of Puerto
   Rico Industrial, Tourist,
   Educational, Medical & Environmental
   Cogeneration Facilities,
   AES Project,
   Series 2000, AMT,
      6.625% 06/01/26                                 320,000           343,831
                                                                 --------------
                            Independent Power Producers Total         2,034,800
                                                                 --------------

INVESTOR OWNED - 10.5%
CA Chula Vista Industrial
   Development Authority,
   San Diego Gas & Electric Co.,
   Series 1996 B, AMT,
      5.500% 12/01/21                                 625,000           658,656

                                                      PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
FL Polk County Industrial
   Development Authority,
   Tampa Electric Co. Project,
   Series 1996, AMT,
      5.850% 12/01/30                                 500,000           514,695
IN Petersburg,
   Indiana Power & Light Co.,
   Series 1993 B,
   Insured: MBIA
      5.400% 08/01/17                               2,500,000         2,750,100
MI Strategic Fund,
   Detroit Edison Co.,
   Series 1998 A, AMT,
   Insured: MBIA
      5.550% 09/01/29                               3,000,000         3,140,700
MS Business Finance Corp.,
   Systems Energy Resources Project,
   Series 1998,
      5.875% 04/01/22                               1,000,000         1,012,400
MT Forsyth,
   Portland General,
   Series 1998 A,
      5.200% 05/01/33                                 150,000           155,079
NV Clark County Industrial
   Development Authority,
   Nevada Power Co.:
   Series 1995 B, AMT,
      5.900% 10/01/30                                 250,000           250,063
   Series 1997 A, AMT,
      5.900% 11/01/32                                 250,000           250,067
OH Air Quality Development Authority,
   Cleveland Electric Illuminating Co.,
   Series 2002 A,
      6.000% 12/01/13                                 650,000           680,238
PA Economic Development
   Financing Authority,
   Reliant Energy, Inc.,
   Series 2001 A, AMT,
      6.750% 12/01/36                                 200,000           213,058
TX Brazos River Authority:
   TXU Electric Co.,
   Series 1999 A, AMT,
      7.700% 04/01/33                                 250,000           292,525
   TXU Energy Co., LLC:
   Series 2001 C, AMT,
      5.750% 05/01/36                                 100,000           106,247
   Series 2003 C, AMT,
      6.750% 10/01/38                                 270,000           298,528
TX Matagorda County
   Navigation District No. 1,
   Houston Light & Power Co.,
   Series 1997, AMT,
   Insured: AMBAC
      5.125% 11/01/28                               2,000,000         2,097,960

See Accompanying Notes to Financial Statements.                             | 13

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

MUNICIPAL BONDS (CONTINUED)                           PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
UTILITIES (CONTINUED)
INVESTOR OWNED (CONTINUED)
WY Campbell County,
   Black Hills Power, Inc.,
   Series 2004,
      5.350% 10/01/24                                 500,000           513,455
WY Converse County,
   PacifiCorp,
   Series 1988,
      3.900% 01/01/14                                 500,000           479,740
                                                                 --------------
                                         Investor Owned Total        13,413,511
                                                                 --------------

JOINT POWER AUTHORITY - 3.7%
MA Municipal Wholesale Electric Co.
   Power Supply System, Project 6-A,
   Series 2001,
   Insured: MBIA
      5.250% 07/01/14                               1,000,000         1,081,560
NC Eastern Municipal Power Agency,
   Series 2003 F,
      5.500% 01/01/16                                 285,000           304,970
NC Municipal Power Agency,
   Catawba Electric No. 1:
   Series 1998 A,
   Insured: MBIA
      5.500% 01/01/15                                 640,000           709,421
   Series 2003 A,
   Insured: MBIA
      5.250% 01/01/18                               2,500,000         2,670,400
                                                                 --------------
                                  Joint Power Authority Total         4,766,351
                                                                 --------------

WATER & SEWER - 1.5%
MS V Lakes Utility District,
   Series 1994,
      8.250% 07/15/24                                 135,000           123,401
WA King County,
   Series 1999,
   Insured: FGIC
      5.250% 01/01/30                               1,750,000         1,830,885
                                                                 --------------
                                          Water & Sewer Total         1,954,286
                                                                 --------------
                                              UTILITIES TOTAL        22,168,948
                                                                 --------------
TOTAL MUNICIPAL BONDS
   (cost of $175,071,467)                                           182,156,712
                                                                 --------------

MUNICIPAL PREFERRED STOCKS - 1.2%
-------------------------------------------------------------------------------
HOUSING - 1.2%
MULTI - FAMILY - 1.2%
Charter Mac Equity Issuer Trust, AMT,
      6.300% 04/30/19(g)                              500,000           539,750
      7.600% 11/30/10(g)                              500,000           559,995
GMAC Municipal Mortgage Trust, AMT,
      5.600% 10/31/39(g)                              500,000           505,315
                                                                 --------------
                                         Multi - Family Total         1,605,060
                                                                 --------------
                                                HOUSING TOTAL         1,605,060
                                                                 --------------

TOTAL MUNICIPAL PREFERRED STOCKS
   (cost of $1,500,000)                                               1,605,060
                                                                 --------------

INVESTMENT COMPANY - 0.0%                              SHARES         VALUE ($)
-------------------------------------------------------------------------------
Dreyfus Tax-Exempt Cash
   Management Fund                                        200               200
                                                                 --------------

   TOTAL INVESTMENT COMPANY
      (cost of $200)                                                        200
                                                                 --------------

SHORT-TERM OBLIGATIONS - 2.0%                         PAR ($)
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES - 2.0% (h)
FL Pinellas County Health
   Facility Authority,
   Pooled Hospital Loan Program,
   Series 1985,
   LOC: Wachovia Bank N.A.
      3.000% 12/01/15                                 500,000           500,000
IA Finance Authority,
   Drake University,
   Series 2001
   LOC: Firstar Bank
      3.080% 07/01/31                                 400,000           400,000
KY Breckinridge County,
   Series 2002 A,
   LOC: US Bank N.A.
      3.000% 02/01/32                                 100,000           100,000
MA Water Resources Authority,
   Series 2002 D,
   LOC: Landesbank Baden-Wurtenburg
      3.000% 08/01/17                                 100,000           100,000
MI Northern Michigan University,
   Series 2001,
   Insured: FGIC
      3.030% 06/01/31                                 600,000           600,000
MN Higher Education
   Facilities Authority,
   St. Olaf College,
   Series 2002,
   LOC: Harris Trust and
   Savings Bank
      3.030% 10/01/20                                 500,000           500,000
MN Mankato,
   Bethany Lutheran College, Inc.,
   Series 2000 B,
   LOC: Wells Fargo Bank
      3.080% 11/01/15                                 100,000           100,000
MO Health & Educational
   Facilities Authority,
   Bethesda Health Group of St. Louis, Inc.,
   Series 2001 A,
   LOC: US Bank N.A.
      3.080% 08/01/31                                 100,000           100,000

14 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

SHORT-TERM OBLIGATIONS (CONTINUED)                    PAR ($)         VALUE ($)
-------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (h) (CONTINUED)
MS Jackson County Pollution
   Control Revenue,
   Chevron Corp.,
   Series 1993,
      3.000% 06/01/23                                 200,000           200,000
                                                                 --------------
   VARIABLE RATE DEMAND NOTES TOTAL                                   2,600,000
                                                                 --------------
TOTAL SHORT-TERM OBLIGATIONS
   (cost of $2,600,000)                                               2,600,000
                                                                 --------------

TOTAL INVESTMENTS - 145.1%
   (cost of $179,171,667)(i)                                        186,361,972

AUCTION PREFERRED SHARES PLUS
CUMULATIVE UNPAID DISTRIBUTIONS - (46.7)%                           (60,009,531)

OTHER ASSETS & LIABILITIES, NET - 1.6%                                2,049,744
                                                                 --------------

NET ASSETS - 100.0%                                                 128,402,185
                                                                 ==============


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At November 30, 2005, the value of this security represents less than 0.1% of net assets.

(b)   Zero coupon bond.

(c) The Trust has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. At November 30, 2005, the value of this security represents 0.2% of net assets.

(e)   Security purchased on a delayed delivery basis.

(f) A portion of this security with a market value of $897,274 is pledged as collateral for open futures contracts.

(g) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, these securities, which did not include any illiquid securities, amounted to $1,605,060, which represents 1.3% of net assets.

(h) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at November 30, 2005.

(i)   Cost for federal income tax purposes is $178,878,631.

      At November 30, 2005, the Trust held the following open short futures contracts:


                                                                          UNREALIZED
                 NUMBER OF                  AGGREGATE     EXPIRATION     APPRECIATION
     TYPE        CONTRACTS     VALUE        FACE VALUE       DATE       (DEPRECIATION)
--------------------------------------------------------------------------------------
10-Year U.S.
     Treasury
     Notes          176     $19,101,500    $19,092,282      Mar-06          $(9,218)
U.S. Treasury
     Bonds          113      12,659,532     12,673,035      Mar-06           13,503
                                                                         -------------
                                                                            $ 4,285
                                                                         -------------


--------------------------------------------------------------------------------
At November 30, 2005, the composition of the Trust by revenue source is as follows:

                                                                         % OF
HOLDINGS BY REVENUE SOURCE (UNAUDITED)                                NET ASSETS
--------------------------------------------------------------------------------
Tax-Backed                                                                47.9
Health Care                                                               25.2
Utilities                                                                 17.3
Housing                                                                   11.9
Education                                                                 10.7
Transportation                                                            10.6
Other                                                                      9.6
Industrials                                                                3.1
Resource Recovery                                                          3.0
Other Revenue                                                              2.6
Municipal Preferred Stocks                                                 1.2
Investment Company                                                         0.0*
Short-Term Obligations                                                     2.0
Auction Preferred Shares                                                 (46.7)
Other Assets and Liabilities, Net                                          1.6
                                                                        ------
                                                                         100.0%
                                                                        ------

* Rounds to less than 0.1%.

           ACRONYM            NAME
--------------------------------------------------------------------------------
           AMBAC              Ambac Assurance Corp.
           AMT                Alternative Minimum Tax
           FGIC               Financial Guaranty Insurance Co.
           FHA                Federal Housing Administration
           FNMA               Federal National Mortgage Association
           FSA                Financial Security Assurance, Inc.
           GNMA               Government National Mortgage Association
           IFRN               Inverse Floating Rate Note
           LOC                Letter of Credit
           MBIA               MBIA Insurance Corp.
           Q-SBLF             Qualified School Bond Loan Fund
           RAD                Radian Asset Assurance, Inc.

                                                                            | 15

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

November 30, 2005

ASSETS:
Investments, at cost                                           $    179,171,667
                                                               ----------------
Investments, at value                                          $    186,361,972
Cash                                                                     42,291
Receivable for:
    Interest                                                          2,943,368
    Futures variation margin                                             41,977
Deferred Trustees' compensation plan                                     15,097
Other assets                                                              5,214
                                                               ----------------
        Total Assets                                                189,409,919
                                                               ----------------
LIABILITIES:
Payable for:
    Investments purchased on a delayed
        delivery basis                                                  261,395
    Distributions -- common shares                                      592,714
    Distributions -- preferred shares                                     9,531
    Investment advisory fee                                              95,013
    Pricing and bookkeeping fees                                          1,676
    Trustees' fees                                                        1,469
    Custody fee                                                             386
    Audit fee                                                            25,176
    Transfer agent fee                                                    3,364
    Preferred shares remarketing commissions                                823
    Chief compliance officer expenses                                     1,090
Deferred Trustees' fees                                                  15,097
                                                               ----------------
        Total Liabilities                                             1,007,734
                                                               ----------------

AUCTION PREFERRED SHARES (2,400 shares issued
    and outstanding at $25,000 per share)                      $     60,000,000
                                                               ----------------

COMPOSITION OF NET ASSETS APPLICABLE
    TO COMMON SHARES:
Paid-in capital -- common shares                               $    126,993,092
Undistributed net investment income                                     381,969
Accumulated net realized loss                                        (6,167,466)
Net unrealized appreciation on:
    Investments                                                       7,190,305
    Futures contracts                                                     4,285
                                                               ----------------
Net assets at value applicable to 11,509,000
    common shares of beneficial interest
    outstanding                                                $    128,402,185
                                                               ================

Net asset value per share                                      $          11.16
                                                               ================

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended November 30, 2005

INVESTMENT INCOME:
Interest                                                       $     10,296,235
Dividends                                                                   238
                                                               ----------------
    Total Investment Income                                          10,296,473
                                                               ----------------

EXPENSES:
Investment advisory fee                                               1,233,136
Transfer agent fee                                                       48,178
Pricing and bookkeeping fees                                            106,957
Trustees' fees                                                           13,710
Preferred shares remarketing commissions                                150,171
Custody fee                                                              15,818
Chief compliance officer expenses                                         4,957
Other expenses                                                          119,000
                                                               ----------------
    Total Expenses                                                    1,691,927
Fees waived by Investment Advisor                                        (3,086)
Custody earnings credit                                                  (1,341)
                                                               ----------------
    Net Expenses                                                      1,687,500
                                                               ----------------
Net Investment Income                                                 8,608,973
                                                               ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain (loss) on:
    Investments                                                       1,854,304
    Futures contracts                                                  (492,412)
                                                               ----------------
        Net realized gain                                             1,361,892
                                                               ----------------
Net change in unrealized appreciation
    (depreciation) on:
    Investments                                                        (883,201)
    Futures contracts                                                    52,412
                                                               ----------------
        Net change in unrealized
          appreciation (depreciation)                                  (830,789)
                                                               ----------------
Net Gain                                                                531,103
                                                               ----------------
Net Increase in Net Assets from Operations                            9,140,076
                                                               ----------------

LESS DISTRIBUTIONS DECLARED TO
    PREFERRED SHAREHOLDERS:
From net investment income                                           (1,333,536)
                                                               ----------------
Net Increase in Net Assets from Operations
    Applicable to Common Shares                                $      7,806,540
                                                               ----------------

16 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                                         YEAR ENDED
                                                                                                        NOVEMBER 30,
                                                                                            -------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                                2005                 2004
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                                       $      8,608,973     $      8,475,756
Net realized gain on investments and futures contracts                                             1,361,892               46,902
Net change in unrealized appreciation (depreciation) on investments and futures contracts           (830,789)          (3,871,849)
                                                                                            ----------------     ----------------
Net Increase from Operations                                                                       9,140,076            4,650,809
                                                                                            ----------------     ----------------
LESS DISTRIBUTIONS DECLARED TO PREFERRED SHAREHOLDERS:
From net investment income                                                                        (1,333,536)            (634,050)
                                                                                            ----------------     ----------------
Increase in Net Assets from Operations Applicable to Common Shares                                 7,806,540            4,016,759
                                                                                            ----------------     ----------------
LESS DISTRIBUTIONS DECLARED TO COMMON SHAREHOLDERS:
From net investment income                                                                        (7,561,413)          (7,826,122)
                                                                                            ----------------     ----------------
Total Increase (Decrease) in Net Assets Applicable to Common Shares                                  245,127           (3,809,363)

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of period                                                                              128,157,058          131,966,421
                                                                                            ----------------     ----------------
End of period (including undistributed net investment income
    of $381,969 and $727,733, respectively)                                                 $    128,402,185     $    128,157,058
                                                                                            ================     ================
NUMBER OF TRUST SHARES:
Common Shares:
    Outstanding at end of period                                                                  11,509,000           11,509,000
                                                                                            ----------------     ----------------
Preferred Shares:
    Outstanding at end of period                                                                       2,400                2,400
                                                                                            ----------------     ----------------


See Accompanying Notes to Financial Statements.                             | 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

November 30, 2005

NOTE 1. ORGANIZATION

Colonial Investment Grade Municipal Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, closed-end management investment company.

INVESTMENT GOAL

The Trust seeks as high a level of after-tax return as is consistent with prudent risk, by pursuing current income generally exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

TRUST SHARES

The Trust may issue an unlimited number of common shares. On August 26, 1999, the Trust issued 2,400 Auction Preferred Shares ("APS").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Trust may invest in municipal and U.S. Treasury futures contracts. The Trust will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Trust and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Trust's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Trust deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Trust equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Trust also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Trust recognizes a realized gain or loss when the contract is closed or expires.

DELAYED DELIVERY SECURITIES

The Trust may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Trust to subsequently invest at less advantageous prices. The Trust identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

18 |

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on ex-date.

FEDERAL INCOME TAX STATUS

The Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Trust intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Trust should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to common shareholders are recorded on the ex-date. Distributions to Auction Preferred shareholders are recorded daily and payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on November 30, 2005, was 2.90%. For the year ended November 30, 2005, the Trust declared dividends to Auction Preferred shareholders amounting to $1,333,536, representing an average dividend rate of 2.24% per APS.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Trust's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclassifications were identified and reclassified among the components of the Trust's net assets as follows:

         UNDISTRIBUTED                ACCUMULATED
     NET INVESTMENT INCOME         NET REALIZED LOSS         PAID-IN CAPITAL
    -----------------------     -----------------------     ------------------
           $(59,788)                    $59,790                    $(2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2005 and November 30, 2004 was as follows:

                                        NOVEMBER 30,           NOVEMBER 30,
                                            2005                   2004
                                     ------------------     ------------------
Distributions paid from:
     Tax-Exempt Income                   $8,894,949             $8,451,630
     Ordinary Income                             --                  8,542
     Long-Term Capital Gains                     --                     --

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED        UNDISTRIBUTED       UNDISTRIBUTED
      TAX-EXEMPT           ORDINARY            LONG-TERM         NET UNREALIZED
        INCOME              INCOME           CAPITAL GAINS       APPRECIATION*
    --------------      ---------------      --------------      --------------
       $683,420             $19,697               $--              $7,483,341

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at November 30, 2005, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation                                      $   12,557,585
    Unrealized depreciation                                          (5,074,244)
                                                                 --------------
      Net unrealized appreciation                                $    7,483,341
                                                                 --------------

The following capital loss carryforwards, determined as of November 30, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                      YEAR OF                   CAPITAL LOSS
                    EXPIRATION                  CARRYFORWARD
                    ----------                  ------------
                        2008                    $    543,740
                        2010                       1,238,884
                                                ------------
                                                $  1,782,624
                                                ------------

Capital loss carryforwards of $1,369,281 were utilized during the year ended November 30, 2005 for the Trust.

                                                                            | 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, LLC ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Trust and provides administrative and other services to the Trust. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Trust under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee at the annual rate of 0.65% of the Trust's average weekly net assets, including assets applicable to the APS. Effective November 1, 2005, Columbia has voluntarily agreed to reduce the investment advisory fee by the annual rate of 0.02% of the Trust's average weekly net assets. This fee waiver can be removed at any time.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Trust under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Trust, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average weekly net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Trust an annual fee of $10,000 paid monthly, and in any month that the Trust's average weekly net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Trust also reimburses Columbia and State Street for out-of pocket expenses and charges, including fees payable to third parties for pricing the Trust's portfolio securities and direct internal costs incurred by Columbia in connection with providing Trust accounting oversight and monitoring and certain other services. For the year ended November 30, 2005, the Trust's effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.056%.

CUSTODY CREDITS

The Trust has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

All officers of the Trust, with the exception of the Trust's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Trust. The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Trust, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Trust's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

OTHER

Columbia provides certain services to the Trust related to Sarbanes-Oxley compliance. For the year ended November 30, 2005, the Trust paid $1,629 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended November 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $29,492,147 and $32,217,904, respectively.

NOTE 6. PREFERRED SHARES

The Trust currently has outstanding 2,400 APS. The APS are redeemable at the option of the Trust on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

Under the Act, the Trust is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the APS Agreement and in accordance with the guidelines prescribed by the APS' rating agencies. Should these requirements not be met, or should dividends accrued on the APS not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain APS. At November 30, 2005, there were no such restrictions on the Trust.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Trust holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the

20 |

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

Trust's insurers is rated Aaa by Moody's Investor Services, Inc., except for Radian Asset Assurance, Inc., which is rated Aa3. At November 30, 2005, private insurers who insure greater than 5% of the total investments of the Trust were as follows:

                                                                   % OF TOTAL
                                                                   INVESTMENTS
INSURER                                                            (UNAUDITED)
--------------------------------------------------------------------------------
MBIA Insurance Corp.                                                  16.2%
Ambac Assurance Corp.                                                 10.6
Financial Guaranty Insurance Co.                                       6.0

GEOGRAPHIC CONCENTRATION

The Trust has greater than 5% of its total investments at November 30, 2005 invested in debt obligations issued by the states of California, Florida, Illinois, Massachusetts, New York and Texas and their respective political subdivisions, agencies and public authorities. The Trust is more susceptible to economic and political factors adversely affecting issuers of the specific state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the funds or their shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, the market price of the shares could decline.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

                                                                            | 21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005.

22 |

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):


                                                                                      YEAR ENDED NOVEMBER 30,
                                                                 ------------------------------------------------------------------
                                                                   2005            2004        2003         2002            2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   11.14      $   11.47    $   11.04    $   11.06       $   10.55
                                                                 ---------      ---------    ---------    ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                             0.75           0.74         0.74         0.78(b)         0.75
Net realized and unrealized gain (loss) on investments
    and futures contracts                                             0.05          (0.33)        0.42        (0.05)(b)        0.52
                                                                 ---------      ---------    ---------    ---------       ---------
Total from Investment Operations                                      0.80           0.41         1.16         0.73            1.27
                                                                 ---------      ---------    ---------    ---------       ---------

LESS DISTRIBUTIONS DECLARED TO
    PREFERRED SHAREHOLDERS:
From net investment income                                           (0.12)         (0.06)       (0.05)       (0.08)          (0.16)
                                                                 ---------      ---------    ---------    ---------       ---------
Total from Investment Operations
    Applicable to Common Shareholders                                 0.68           0.35         1.11         0.65            1.11
                                                                 ---------      ---------    ---------    ---------       ---------
LESS DISTRIBUTIONS DECLARED TO
    COMMON SHAREHOLDERS:
From net investment income                                           (0.66)         (0.68)       (0.68)       (0.67)          (0.60)
                                                                 ---------      ---------    ---------    ---------       ---------
Total Distributions Declared to Common Shareholders                  (0.66)         (0.68)       (0.68)       (0.67)          (0.60)
                                                                 ---------      ---------    ---------    ---------       ---------
NET ASSET VALUE, END OF PERIOD                                   $   11.16      $   11.14    $   11.47    $   11.04       $   11.06
                                                                 ---------      ---------    ---------    ---------       ---------
Market price per share -- common shares                          $   10.40      $   10.01    $   10.63    $   10.09       $   10.87
                                                                 ---------      ---------    ---------    ---------       ---------
Total return -- based on market value --
    common shares (c)                                                10.68%          0.64%       12.48%       (1.10)%         29.28%
                                                                 ---------      ---------    ---------    ---------       ---------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (d)(e)                                                       1.30%          1.29%        1.31%        1.28%           1.28%
Net investment income before preferred stock dividend (d)(e)          6.64%          6.55%        6.57%        7.06%(b)        6.80%
Net investment income after preferred stock dividend (d)(e)           5.61%          6.06%        6.12%        6.38%(b)        5.38%
Waiver/reimbursement                                                    --%(f)         --           --           --              --
Portfolio turnover rate                                                 16%            15%          13%          10%             31%
Net assets, end of period (000's) -- common shares               $ 128,402      $ 128,157    $ 131,966    $ 127,050       $ 127,273


(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective December 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002, was to increase net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01, increase the ratio of net investment income to average net assets from 6.98% to 7.06% and increase the ratio of net investment income (adjusted for dividend payments to preferred shareholders) from 6.30% to 6.38%. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

(c) Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.

(d) The benefits derived from custody credits had an impact of less than 0.01%.

(e)   Ratios reflect average net assets available to common shares only.

(f)   Rounds to less than 0.01%.

                                                                            | 23

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):


                                                         YEAR ENDED   PERIOD ENDED                YEAR ENDED DECEMBER 31,
                                                        NOVEMBER 30,  NOVEMBER 30,       ------------------------------------------
                                                            2000         1999(a)           1998        1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $  10.31       $  11.49         $  11.43    $  10.87   $  11.05   $   9.93
                                                         --------       --------         --------    --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        0.81(b)        0.58             0.60        0.62       0.63       0.64
Net realized and unrealized gain (loss) on investments
    and futures contracts                                    0.27          (1.12)            0.07        0.58      (0.19)      1.11
                                                         --------       --------         --------    --------   --------   --------
Total from Investment Operations                             1.08          (0.54)            0.67        1.20       0.44       1.75
                                                         --------       --------         --------    --------   --------   --------
LESS DISTRIBUTIONS DECLARED TO
    PREFERRED SHAREHOLDERS:
From net investment income                                  (0.22)         (0.05)              --          --         --         --
                                                         --------       --------         --------    --------   --------   --------
Total from Investment Operations
    Applicable to Common Shareholders                        0.86          (0.59)            0.67        1.20       0.44       1.75
                                                         --------       --------         --------    --------   --------   --------
LESS DISTRIBUTIONS DECLARED TO
    COMMON SHAREHOLDERS:
From net investment income                                  (0.60)         (0.52)           (0.61)      (0.64)     (0.62)     (0.63)
In excess of net investment income                             --             --               --(c)       --         --         --
                                                         --------       --------         --------    --------   --------   --------
Total Distributions Declared to Common Shareholders         (0.60)         (0.52)           (0.61)      (0.64)     (0.62)     (0.63)
                                                         --------       --------         --------    --------   --------   --------
LESS SHARE TRANACTIONS:
Commission and offering costs -- preferred shares           (0.02)         (0.07)              --          --         --         --
                                                         --------       --------         --------    --------   --------   --------
NET ASSET VALUE, END OF PERIOD                           $  10.55       $  10.31         $  11.49    $  11.43   $  10.87   $  11.05
                                                         --------       --------         --------    --------   --------   --------
Market price per share -- common shares                  $   8.92       $   9.06         $  11.19    $  10.56   $  10.13   $   9.88
                                                         --------       --------         --------    --------   --------   --------
Total return -- based on market value --
    common shares (d)                                        5.20%        (14.64)%(e)       11.94%      10.76%      9.06%     13.87%
                                                         --------       --------         --------    --------   --------   --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                                 1.31%(g)       1.03%(g)(h)      0.77%       0.83%      0.88%      1.08%
Net investment income before preferred
    stock dividend (f)                                       7.91%(g)       5.75%(g)(h)      5.24%       5.63%      5.80%      6.08%
Net investment income after preferred
    stock dividend (f)                                       5.80%(g)       5.26%(g)(h)        --          --         --         --
Portfolio turnover rate                                        23%            25%(e)           24%         21%        20%        37%
Net assets, end of period (000's) -- common shares       $121,366       $118,660         $132,242    $131,503   $125,125   $127,118


(a)   The Trust changed its fiscal year end from December 31 to November 30.

(b) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

(c)   Rounds to less than $0.01 per share.

(d) Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.

(e)   Not annualized.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

(g)   Ratios reflect average net assets available to common shares only.

(h)   Annualized.

24 |

--------------------------------------------------------------------------------
ASSET COVERAGE REQUIREMENTS
--------------------------------------------------------------------------------

                                                  INVOLUNTARY
                                    ASSET         LIQUIDATING         AVERAGE
                TOTAL AMOUNT       COVERAGE       PREFERENCE       MARKET VALUE
                OUTSTANDING       PER SHARE*       PER SHARE         PER SHARE
-------------------------------------------------------------------------------
11/30/05        $ 60,000,000       $ 78,501        $ 25,004          $ 25,000
11/30/04          60,000,000         78,399          25,001            25,000
11/30/03          60,000,000         79,986          25,004            25,000
11/30/02          60,000,000         77,937          25,000            25,000
11/30/01          60,000,000         78,030          25,005            25,000
11/30/00          60,000,000         75,569          25,009            25,000
11/30/99**        60,000,000         74,444          25,003            25,000

* Calculated by substracting the Trust's total liabilities from the Trust's total assets and dividing the amount by the number of APS outstanding.

**    On August 26, 1999, the Trust began offering Auction Preferred Shares.

                                                                            | 25

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE TRUSTEES AND THE SHAREHOLDERS OF COLONIAL INVESTMENT GRADE MUNICIPAL
TRUST

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Investment Grade Municipal Trust (the "Trust") at November 30, 2005, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 24, 2006

26 |

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

100.00% of distributions from net investment income will be treated as exempt income for federal income tax purposes.

For the calendar year ended December 31, 2005, 12.97% of distributions from net investment income is subject to the alternative minimum tax.

                                                                            | 27

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Trust by Computershare (the "Plan Agent") unless a shareholder elects to receive cash. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or the nominee or the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the shareholder of record on the record date therefore by the Plan Agent as the dividend disbursing agent.

Non-participants in the Plan will receive distributions in cash. Distributions payable to participants in the Plan will be applied by the Plan Agent, acting as agent for Plan participants, to the purchase of shares of the Trust. Such shares will be purchased by the Plan Agent at the then current market price of such shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. A shareholder's notice of election to withdraw from the Plan must be received by the Plan Agent before the record date for a dividend in order to be given effect with respect to that dividend.

In the case of shareholders such as banks, brokers or nominees holding shares for others who are the beneficial owners of those shares, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder of record as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to Plan participants for reinvesting distributions. The Plan Agent's fees for the handling of the reinvestment of distributions will be paid by the Trust. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. Purchase orders from the participants in the Plan may be combined with those of other participants and the price paid by any particular participant may be the average of the price paid on various orders executed on behalf of groups of participants in the Plan.

The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable on such dividends or distributions.

The Plan may be amended or terminated on 30 days written notice to Plan participants. All correspondence concerning the Plan should be directed to Computershare by mail at P.O. Box 43010, Providence, RI 02940-3010, or by phone at 1-800-730-6001.

28 |

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.


   NAME, ADDRESS AND AGE,
    POSITION WITH FUNDS,
    YEAR FIRST ELECTED OR                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
   APPOINTED TO OFFICE (1)                      COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
DOUGLAS A. HACKER (Age 50)                   Executive Vice President-Strategy of United Airlines (airline) since December,
c/o Columbia Management                      2002 (formerly President of UAL Loyalty Services (airline) from September, 2001
Advisors, LLC                                to December, 2002; Executive Vice President and Chief Financial Officer of
One Financial Center                         United Airlines from July, 1999 to September, 2001; Senior Vice
Boston, MA 02111                             President-Finance from March, 1993 to July, 1999). Oversees 83, Nash Finch
Trustee (since 1996)                         Company (food distributor)

JANET LANGFORD KELLY (Age 48)                Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since March, 2005;
c/o Columbia Management                      Adjunct Professor of Law, Northwestern University, since September, 2004 (formerly
Advisors, LLC                                Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation
One Financial Center                         (consumer goods) from September, 2003 to March, 2004; Executive Vice
Boston, MA 02111                             President-Corporate Development and Administration, General Counsel and Secretary,
Trustee (since 1996)                         Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior
                                             Vice President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999).
                                             Oversees 83, None

RICHARD W. LOWRY (Age 69)                    Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer,
c/o Columbia Management                      U.S. Plywood Corporation (building products manufacturer)). Oversees 89 (3), None
Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 1995)

CHARLES R. NELSON (Age 62)                   Professor of Economics, University of Washington, since January, 1976; Ford and
c/o Columbia Management                      Louisa Van Voorhis Professor of Political Economy, University of Washington, since
Advisors, LLC                                September, 1993 (formerly Director, Institute for Economic Research, University of
One Financial Center                         Washington from September, 2001 to June, 2003); Adjunct Professor of Statistics,
Boston, MA 02111                             University of Washington, since September, 1980; Associate Editor, Journal of Money
Trustee (since 1981)                         Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 83, None

JOHN J. NEUHAUSER (Age 63)                   Academic Vice President and Dean of Faculties since August, 1999, Boston College
c/o Columbia Management                      (formerly Dean, Boston College School of Management from September, 1977 to August,
Advisors, LLC                                1999). Oversees 89 (3), Saucony, Inc. (athletic footwear)
One Financial Center
Boston, MA 02111
Trustee (since 1985)


                                                                            | 29

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------


   NAME, ADDRESS AND AGE,
    POSITION WITH FUNDS,
    YEAR FIRST ELECTED OR                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
   APPOINTED TO OFFICE (1)                      COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (continued)
PATRICK J. SIMPSON (Age 61)                  Partner, Perkins Coie LLP (law firm). Oversees 83, None
c/o Columbia Management
Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 2000)

THOMAS E. STITZEL (Age 69)                   Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
c/o Columbia Management                      College of Business, Boise State University); Chartered Financial Analyst. Oversees
Advisors, LLC                                83, None
One Financial Center
Boston, MA 02111
Trustee (since 1998)

THOMAS C. THEOBALD (Age 68)                  Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
c/o Columbia Management                      since September, 2004 (formerly Managing Director, William Blair Capital Partners
Advisors, LLC                                (private equity investing) from September, 1994 to September, 2004). Oversees 83,
One Financial Center                         Anixter International (network support equipment distributor); Ventas, Inc. (real
Boston, MA 02111                             estate investment trust); Jones Lang LaSalle (real estate management services) and
Trustee and Chairman of the                  Ambac Financial Group (financial guaranty insurance)
Board (4) (since 1996)

ANNE-LEE VERVILLE (Age 60)                   Retired since 1997 (formerly General Manager, Global Education Industry, IBM
c/o Columbia Management                      Corporation (computer and technology) from 1994 to 1997). Oversees 83, Chairman of
Advisors, LLC                                the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of
One Financial Center                         giftware and collectibles)
Boston, MA 02111
Trustee (since 1998)

RICHARD L. WOOLWORTH (Age 64)                Retired since December, 2003 (formerly Chairman and Chief Executive Officer, The
c/o Columbia Management                      Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Advisors, LLC                                BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
One Financial Center                         Company). Oversees 83, Northwest Natural Gas Co. (natural gas service provider)
Boston, MA 02111
Trustee (since 1991)

INTERESTED TRUSTEE

WILLIAM E. MAYER (2) (Age 65)                Partner, Park Avenue Equity Partners (private equity) since February, 1999
c/o Columbia Management                      (formerly Partner, Development Capital LLC from November 1996, to February, 1999).
Advisors, LLC                                Oversees 89 (3), Lee Enterprises (print media), WR Hambrecht + Co. (financial
One Financial Center                         service provider); Reader's Digest (publishing); OPENFIELD Solutions (retail
Boston, MA 02111                             industry technology provider)
Trustee (since 1994)


(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

30 |

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------


   NAME, ADDRESS AND AGE,
POSITION WITH COLUMBIA FUNDS,
    YEAR FIRST ELECTED OR
     APPOINTED TO OFFICE                                       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS
CHRISTOPHER L. WILSON (Age 48)               Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since
One Financial Center                         September, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds
Boston, MA 02111                             since October, 2004; President and Chief Executive Officer of the Nations Funds
President (since 2004)                       since January, 2005; President of the Galaxy Funds since April, 2005; Director of
                                             Bank of America Global Liquidity Funds, PLC since May, 2005; Director of Banc of
                                             America Capital Management (Ireland), Limited since May, 2005; Director of FIM
                                             Funding, Inc. since January, 2005; Senior Vice President of Columbia Management
                                             Distributors, Inc. since January, 2005; Director of Columbia Management Services,
                                             Inc. since January, 2005 (formerly Senior Vice President of Columbia Management from January, 2005 to August, 2005; Senior Vice President of BACAP Distributors LLC
                                             from January, 2005 to July, 2005; President and Chief Executive Officer, CDC IXIS
                                             Asset Management Services, Inc. from September, 1998 to August, 2004).

J. KEVIN CONNAUGHTON (Age 41)                Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein
One Financial Center                         Roe Funds and All-Star Funds since December, 2000; Managing Director of the Advisor
Boston, MA 02111                             since September, 2005 (formerly Vice President of Columbia Management from April,
Treasurer (since 2000)                       2003 to August, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe
                                             Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller
                                             of the Liberty Funds and All-Star Funds from February, 1998 to October, 2000);
                                             Treasurer of the Galaxy Funds from September, 2002 to November, 2005 (formerly
                                             Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice
                                             President of Colonial Management Associates, Inc. from February, 1998 to October,
                                             2000).

MARY JOAN HOENE (Age 56)                     Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty
100 Federal Street                           Funds, Stein Roe Funds and All-Star Funds since August, 2004; Chief Compliance
Boston, MA 02110                             Officer of the Columbia Management Multi-Strategy Hedge Fund, LLC since August
Senior Vice President and                    2004; Chief Compliance Officer of the BACAP Alternative Multi-Strategy Hedge Fund
Chief Compliance Officer                     LLC since October 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from
(since 2004)                                 January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from
                                             November, 1999 to December, 2000; Vice President and Counsel, Equitable Life
                                             Assurance Society of the United States from April, 1998 to November, 1999).

MICHAEL G. CLARKE (Age 36)                   Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                         All-Star Funds since October, 2004; Managing Director of the Advisor since
Boston, MA 02111                             September, 2005 (formerly Controller of the Columbia Funds, Liberty Funds, Stein
Chief Accounting Officer                     Roe Funds and All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer
(since 2004)                                 from June, 2002 to May, 2004; Vice President, Product Strategy & Development of the
                                             Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002; Assistant
                                             Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August,
                                             1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to
                                             August, 1999).

JEFFREY R. COLEMAN (Age 36)                  Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds
One Financial Center                         since October, 2004 (formerly Vice President of CDC IXIS Asset Management Services,
Boston, MA 02111                             Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from
Controller (since 2004)                      February, 2003 to September, 2004; Assistant Vice President of CDC IXIS Asset
                                             Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from
                                             August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to
                                             August, 2000).

R. SCOTT HENDERSON (Age 46)                  Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since December,
One Financial Center                         2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to September, 2004;
Boston, MA 02111                             Executive Director and General Counsel, Massachusetts Pension Reserves Investment
Secretary (since 2004)                       Management Board from September, 1997 to March, 2001).


                                                                            | 31

--------------------------------------------------------------------------------
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year. The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements: THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO THE FUNDS UNDER THE AGREEMENTS. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and
(iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements. INVESTMENT PERFORMANCE OF THE FUNDS AND COLUMBIA. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the

32 |

--------------------------------------------------------------------------------
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements. THE COSTS OF THE SERVICES PROVIDED AND PROFITS REALIZED BY COLUMBIA AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUNDS. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and changes to expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In

                                                                            | 33

--------------------------------------------------------------------------------
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)
--------------------------------------------------------------------------------

considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

OTHER FACTORS. The Trustees also considered other factors, which included but were not limited to the following:

o the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

o the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

o so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

o the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through November 30, 2006.

34 |

--------------------------------------------------------------------------------
SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT
--------------------------------------------------------------------------------

                    PREPARED PURSUANT TO THE FEBRUARY 9, 2005
                           ASSURANCE OF DISCONTINUANCE
                              BETWEEN THE OFFICE OF
                     ATTORNEY GENERAL OF NEW YORK STATE AND
                     COLUMBIA MANAGEMENT ADVISORS, INC. AND
                        COLUMBIA FUNDS DISTRIBUTOR, INC.

                                OCTOBER 11, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. DUTIES OF THE INDEPENDENT FEE CONSULTANT

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ...
Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. SOURCES OF INFORMATION USED IN MY EVALUATION

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Columbia Funds and comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc.
("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

1 Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

                                                                            | 35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. QUALIFICATIONS AND INDEPENDENCE

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. GENERAL CONSIDERATIONS

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG MANAGEMENT INTERVIEWS

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. TRUSTEES' FEE AND PERFORMANCE EVALUATION PROCESS

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

e. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

36 |

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f. Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed.

Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4. Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

                                                                            | 37

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Transfer Agent

--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Investment Grade Municipal Trust is:

Computershare
P.O. Box 43010
Providence, RI 02940-3010

The trust mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the trust.

Financial advisors who want additional information about the trust may speak to a representative at 800-426-3750.

A description of the trust's proxy voting policies and procedures is available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-730-6001. Information regarding how the trust voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the trust voted proxies relating to portfolio securities is also available at www.columbiamanagement.com.

The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Annual Certifications -- As required, on June 13, 2005, the trust submitted to the New York Stock Exchange ("NYSE") the annual certification of the trust's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The trust also has included the certifications of the trust's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the trust's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

This report has been prepared for shareholders of Colonial Investment Grade Municipal Trust.

--------------------------------------------------------------------------------
COLONIAL INVESTMENT GRADE MUNICIPAL TRUST                        ANNUAL REPORT
--------------------------------------------------------------------------------

                                                 SHC-42/92699-1105(01/06)05/9247

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $25,000                        $22,900

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $8,400                         $7,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports and a rating agency review.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $3,100                         $3,100

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns. Tax fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                   2005                           2004
                                    $0                             $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds

(collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2005 and November 30, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended November 30, 2005 and November 30, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended November 30, 2005 and November 30, 2004, there were no Audit-Related Fees, Tax Fees or All Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended November 30, 2005 and November 30, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth are each independent trustees and collectively constitute the entire Audit Committee.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated to Columbia Management Advisors, LLC (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

                                               Registrant Purchases of Equity Securities*

                                     (a)              (b)                     (c)                          (d)
                                                                        Total Number of             Maximum Number of
                                                                      Shares Purchased as          Shares that May Yet
            Period               Total Number    Average Price         Part of Publically          Be Purchased Under
                                  of Shares     Paid Per Share          Announced Plans           the Plans or Programs
--------------------------------------------------------------------------------------------------------------------------

06/01/05 through 06/30/05           7,060           $10.48                   7,060                         N/A

07/01/05 through 07/31/05           6,713           $10.62                   6,713                         N/A

08/01/05 through 08/31/05           6,613           $10.63                   6,613                         N/A

09/01/05 through 09/30/05           6,752           $10.40                   6,752                         N/A

10/01/05 through 10/31/05           6,718           $10.52                   6,718                         N/A

11/01/05 through 11/30/05           6,788           $10.43                   6,788                         N/A
--------------------------------------------------------------------------------------------------------------------------
Total                               40,644          $10.51                   40,644                        N/A
--------------------------------------------------------------------------------------------------------------------------

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant's Dividend Reinvestment Plan.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Colonial Investment Grade Municipal Trust
            ------------------------------------------------------------------


By (Signature and Title)            /S/ Christopher L. Wilson
                        ------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 25, 2006
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /S/ Christopher L. Wilson
                        -----------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 25, 2006
    -------------------------------------------------------------------------


By (Signature and Title)            /S/ J. Kevin Connaughton
                        -----------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                January 25, 2006
    -------------------------------------------------------------------------